CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : JUNE 2002
Beginning of the Month Principal Receivables :                                                                   25,207,105,845.53
                                                                                                          -------------------------
Beginning of the Month Finance Charge Receivables :                                                                 855,622,248.32
                                                                                                          -------------------------
Beginning of the Month Discounted Receivables :                                                                               0.00
                                                                                                          -------------------------
Beginning of the Month Total Receivables :                                                                       26,062,728,093.85
                                                                                                          -------------------------

Removed Principal Receivables :                                                                                               0.00
                                                                                                          -------------------------
Removed Finance Charge Receivables :                                                                                          0.00
                                                                                                          -------------------------
Removed Total Receivables :                                                                                                   0.00
                                                                                                          -------------------------

Additional Principal Receivables :                                                                                  409,046,538.58
                                                                                                          -------------------------
Additional Finance Charge Receivables :                                                                              11,541,903.81
                                                                                                          -------------------------
Additional Total Receivables :
                                                                                                          -------------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                          -------------------------

End of the Month Principal Receivables :                                                                         25,339,645,936.02
                                                                                                          -------------------------
End of the Month Finance Charge Receivables :                                                                       851,275,026.97
                                                                                                          -------------------------
End of the Month Discounted Receivables :                                                                                     0.00
                                                                                                          -------------------------
End of the Month Total Receivables :                                                                             26,190,920,962.99
                                                                                                          -------------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                          -------------------------
Adjusted Invested Amount of all Master Trust Series                                                              22,588,229,049.00
                                                                                                          -------------------------

End of the Month Seller Percentage                                                                                          10.86%
                                                                                                          -------------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : JUNE 2002                                                                     ACCOUNTS                RECEIVABLES
                                                                                               --------                -----------

End of the Month Delinquencies :
      30 - 59 Days Delinquent                                                                465,025.00             444,404,415.38
                                                                                   ---------------------  -------------------------
      60 - 89 Days Delinquent                                                                276,275.00             282,787,972.82
                                                                                   ---------------------  -------------------------
      90 + Days Delinquent                                                                   512,757.00             569,303,553.89
                                                                                   ---------------------  -------------------------

      Total 30 + Days Delinquent                                                           1,254,057.00           1,296,495,942.09
                                                                                   ---------------------  -------------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                             4.95%
                                                                                                          -------------------------

Defaulted Accounts During the Month                                                          198,150.00             129,495,699.02
                                                                                   ---------------------  -------------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                         6.07%
                                                                                                          -------------------------


*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : JUNE 2002                                                                  COLLECTIONS                PERCENTAGES
                                                                                            -----------                -----------
Total Collections and Gross Payment Rate                                               4,147,317,690.21                     15.66%
                                                                                   ---------------------  -------------------------

Collections of Principal Receivables and Principal Payment Rate                        3,672,352,468.21                     14.34%
                                                                                   ---------------------  -------------------------

      Prior Month Billed Finance Charge and Fees                                         365,372,742.49
                                                                                   ---------------------
      Amortized AMF Income                                                                30,315,942.81
                                                                                   ---------------------
      Interchange Collected                                                               47,613,999.86
                                                                                   ---------------------
      Recoveries of Charged Off Accounts                                                  31,569,705.76
                                                                                   ---------------------
      Collections of Discounted Receivables                                                        0.00
                                                                                   ---------------------

Collections of Finance Charge Receivables and Annualized Yield                           474,872,390.92                     22.25%
                                                                                   ---------------------  -------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : JUNE 2002

Beginning Unamortized AMF Balance                                                                                   154,073,897.76
                                                                                                          -------------------------
+     AMF Slug for Added Accounts                                                          2,658,834.94
                                                                                   ---------------------
+     AMF Collections                                                                     30,408,773.89
                                                                                   ---------------------
-     Amortized AMF Income                                                                30,315,942.81
                                                                                   ---------------------
Ending Unamortized AMF Balance                                                                                      156,825,563.78
                                                                                                          -------------------------





                                                     /s/ Tom Feil
                                                     ---------------------------
                                                     Tom Feil
                                                     Director of Securitization




*FOR CALCULATION PURPOSES BEGINNING OF MONTH PRINCIPAL RECEIVABLES INCLUDES ADDITIONAL PRINCIPAL RECEIVABLES.


                                                                  Page 8 of 58